Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Among other things, our policy prohibits covered persons from trading on material non-public information, and provides certain blackout periods during which persons who are likely to possess non-public information are prohibited from trading. Our policy also specifically prohibits directors and employees, including our NEOs, from entering into hedging or monetization transactions involving

CommScope securities, such as covered calls, collars and forward sale contracts, and from purchasing CommScope securities on margin, holding CommScope securities in a margin account or pledging CommScope securities. In addition, all our Section 16 officers and directors, and certain other designated employees, are prohibited from trading in exchange-traded options of CommScope securities.

Award Timing MNPI Considered	false